CAPITAL AND FINANCIAL RISK MANAGEMENT (Narrative) (Details) - USD ($)	12 Months Ended
	Dec. 31, 2024	Dec. 31, 2023
Disclosure of detailed information about financial instruments [abstract]
Senior secured term loan fixed rate	1.50%
Gross Increase Interest Income	$ 0	$ 0
Net interest income	$ 755,000	$ 417,000
Term loan agreement description	the amended term loan agreement reduced the annual rate of interest on the loan by 2.5% to 8.75% plus the greater of (a) Term Secured Overnight Financing Rate or (b) 4.0% per annum, and allows for a further 2.5% reduction in the base rate to 6.25% once the outstanding principal under the term loan falls below US$35 million. The loan matures in July 2026.